                                                                    EXHIBIT 10.2

                      SUBORDINATED SECURED CONVERTIBLE NOTE

            NEITHER THESE SECURITIES NOR THE SECURITIES  ISSUABLE UPON
            CONVERSION  HEREOF  HAVE BEEN  REGISTERED  WITH THE UNITED
            STATES   SECURITIES   AND  EXCHANGE   COMMISSION   OR  THE
            SECURITIES COMMISSION OF ANY STATE OR UNDER THE SECURITIES
            ACT OF 1933, AS AMENDED (THE "ACT").  THE  SECURITIES  ARE
            RESTRICTED  AND MAY NOT BE  OFFERED,  RESOLD,  PLEDGED  OR
            TRANSFERRED  EXCEPT AS PERMITTED UNDER THE ACT PURSUANT TO
            AN EFFECTIVE  REGISTRATION  STATEMENT OR AN EXEMPTION FROM
            SUCH REGISTRATION REQUIREMENTS.

No. [    ]                                                         US $[       ]

                              DATATEC SYSTEMS, INC.

                      SUBORDINATED SECURED CONVERTIBLE NOTE
                               DUE OCTOBER 3, 2004

            THIS NOTE is issued by Datatec Systems, Inc., a Delaware corporation
(the "COMPANY"),  pursuant to a Note Purchase  Agreement dated July 3, 2003 (the
"PURCHASE AGREEMENT"), and is designated as its Subordinated Secured Convertible
Note Due October 3, 2004 (the "NOTE" and  together  with the other notes  issued pursuant to the Purchase  Agreement,  the "NOTES").  This Note has been executed and delivered pursuant to the Purchase Agreement and is subject to the terms and conditions of the Purchase Agreement, which are, by this reference, incorporated herein and made a part hereof. In the event of any conflict between the terms of this Note and the Purchase  Agreement,  the Purchase  Agreement  shall  control.
Capitalized  terms used and not otherwise defined herein shall have the meanings set forth for such terms in the Purchase Agreement.

            The obligations of the Company under this Note are secured  pursuant to the terms of (i) a Pledge Agreement, dated as of the date hereof (the "PLEDGE
AGREEMENT"), made by the Company in favor of the Holder (as such term is defined below),  (ii) a Security  Agreement,  dated as of the date hereof,  to which the
Holder and the  Company  are  parties  (the  "SECURITY  AGREEMENT")  and (iii) a
Security Agreement, dated as of the date hereof, to which the Holder and certain of the Company's subsidiaries are parties (the "SUBSIDIARY SECURITY AGREEMENT").

            FOR  VALUE  RECEIVED,  the  Company  promises  to pay to [ ], or its permitted  successors  or assigns (the "HOLDER" and together with the holders of the other Notes,  the  "HOLDERS"),  on or before  October 3, 2004 (the "MATURITY
DATE"),  the  principal sum of [ ] Dollars (US $[ ]) (the  "PRINCIPAL  AMOUNT"),
PLUS all interest and other amounts accrued hereunder.

            The following provisions will apply to this Note:

            1.  Interest.  Interest  will  accrue on the  outstanding  Principal
Amount at an annual rate of 2%,  accruing  daily and  computed on the basis of a
365-day year for the actual number of days actually  elapsed from the Issue Date until the  outstanding  Principal  Amount has been paid in full. All accrued and unpaid interest,  and other amounts accrued hereon, shall be payable as provided in Section 2 below.

            2.  Repayment  of this Note.  The  Company  shall repay this Note by
making  monthly  payments  in the amount of [                     ]  Dollars (US
$[    ]) PLUS all unpaid  interest and other  amounts  accrued  hereon (each,  a
"MONTHLY  PAYMENT"  and  collectively,  the  "MONTHLY  PAYMENTS"),  beginning on
January 1, 2004 (the "INITIAL  PAYMENT DATE") and thereafter on the first day of each  succeeding  calendar  month  through and  including the Maturity Date (the
Initial  Payment Date, each such subsequent day and the Maturity Date each being referred  to herein as a  "PAYMENT  DATE"  and,  collectively,  as the  "PAYMENT
DATES"); PROVIDED, HOWEVER, that on the Maturity Date, the Monthly Payment shall be equal to the entire  Principal  Amount  outstanding on the Maturity Date PLUS all unpaid interest and other amounts accrued hereon. If any Payment Date is not a Business  Day,  then the  related  Monthly  Payment  shall be made on the next succeeding Business Day (and the interest otherwise payable on such Payment Date shall accrue through such Business Day).

            3. PAYMENT OPTIONS.

            (a) PAYMENT IN CASH OR STOCK. Each Monthly Payment shall be made, at the Company's  option,  either (i) in cash (in which case payment of such amount shall be made on the relevant Payment Date) or (ii) in shares of Common Stock of the Company (the "STOCK PAYMENT OPTION"). The Company may not exercise the Stock
Payment  Option with  respect to a Payment  Date  unless  each of the  following conditions  is  satisfied  (or  waived by the  Holder  in its sole and  absolute discretion):  (i) the Common Stock  (including all shares of Common Stock issued or issuable under the Notes and the Warrants,  respectively) is, on such Payment
Date and, except with respect to the Initial Payment Date, on each of the twenty
(20)  Trading  Days  immediately  preceding  such  Payment  Date,  listed on the
Principal   Market,   (ii)  the  Registration   Statement  (as  defined  in  the
Registration Rights Agreement) is, on such Payment Date and, except with respect to the Initial Payment Date, on each of the twenty (20) Trading Days immediately preceding  such Payment  Date,  effective  and  available to the Holders for the resale of all of the shares of Common Stock  issued or issuable  under the Notes and the Warrants,  respectively,  (iii) the Company has delivered written notice to the Holder at least two (2) Business  Days prior to such Payment Date that it intends to  exercise  the Stock  Payment  Option,  (iv) an Event of Default  (as
defined  below),  or an event or occurrence  that,  with the giving of notice or lapse of time, or both, would  constitute an Event of Default,  is not in effect as of such Payment Date and (v) such payment in shares of Common Stock would not violate any applicable listing requirement of the Principal Market. For purposes of this  subsection  3(a), the number of Conversion  Shares issuable on any date upon  Conversion of the Notes shall be determined as though such Conversion were effected at the Mandatory Conversion Price, as defined below, then in effect.

            (b)  MANDATORY  CONVERSION.  In the event that the  Company  validly exercises the Stock Payment Option with respect to a Monthly Payment, the Holder shall be  required  to use its  reasonable  best  efforts to convert  the entire dollar amount of such Monthly Payment (a "MANDATORY  CONVERSION") into shares of
Common Stock (the "MANDATORY  CONVERSION  SHARES") at any time (and/or from time to time)  during  the  period  of  twenty  (20)  Trading  Days  (the  "Mandatory
Conversion Period") following such Payment Date; PROVIDED,  HOWEVER,  that if on
any  Trading  Day  occurring  during  the  Mandatory   Conversion   Period,  the
Registration  Statement is not  effective  and  available to the Holders for the resale of all of the shares of Common Stock  issued or issuable  under the Notes and the  Warrants,  respectively  (assuming  the  Notes are  convertible  at the
Mandatory  Conversion  Price in effect at such  time and  without  regard to any limitation on such issuance),  the Mandatory Conversion Period shall be extended by one Trading Day in each such instance. Upon the valid exercise by the Company of the Stock Payment Option with respect to a Monthly Payment,  the Company will be deemed to have paid the full  amount of such  Monthly  Payment to the Holder;
PROVIDED,  HOWEVER, that if an Event of Default (as defined below) occurs during the related  Mandatory  Conversion  Period,  and the Holder  exercises its right under this Note to declare  all amounts  hereunder  to be due and  payable,  any unconverted  amount of such Monthly  Payment  shall be added to the  outstanding
Principal  Amount of this Note.  The Holder's  obligation to use its  reasonable best efforts to effect a Mandatory  Conversion  within the Mandatory  Conversion
Period  shall not be  waivable  except upon the  written  agreement  of both the
Company and the Holder. If the Holder wishes to effect a Mandatory Conversion on a particular  date (a "MANDATORY  CONVERSION  DATE"),  the Holder must deliver a
Notice of  Conversion  (as  defined  below) to the  Company in  accordance  with
Section 10 below.  Upon  delivery of a Notice of Conversion  (as defined  below)
with respect to all or any part of a Monthly Payment,  the Company shall deliver to the Holder a number of  Mandatory  Conversion  Shares  equal to the amount of such Monthly Payment or part thereof DIVIDED BY the Mandatory  Conversion  Price in effect on the  relevant  Mandatory  Conversion  Date,  and shall  effect such delivery in accordance with paragraph 10 below. For purposes hereof,  "MANDATORY
CONVERSION PRICE" means, on any date, the lesser of (i) the Optional  Conversion
Price (as defined below) and (ii) 90% of the Volume  Weighted  Average Price for
the Common Stock on such date.  Notwithstanding anything herein to the contrary, in the event that the Holder does not convert all of a Monthly Payment  pursuant to a Mandatory Conversion during the Mandatory Conversion Period, the Holder may at any time thereafter,  but prior to the Maturity Date, convert all or any part of such unconverted  amount in accordance with the provisions of Section 6 below at the  conversion  price  equal to the greater of (i) the  Optional  Conversion
Price (as defined below) and (ii) 90% of the Volume  Weighted  Average Price for
the Common Stock on the last day of the Mandatory  Conversion Period (subject to adjustment upon stock splits, stock dividends and similar events).

            4. TAX  WITHHOLDING.  The Company shall be entitled to withhold from all payments of principal of, and interest on, this Note any amounts required to be withheld under the applicable provisions of the United States income tax laws or other applicable laws at the time of such payments,  and Holder shall execute and deliver all required documentation in connection therewith.

            5.  TRANSFER  RESTRICTIONS.  This Note may not be sold or  otherwise transferred  by the initial  Holder to a third party who is not an  affiliate of the initial Holder without the consent of the Company,  unless this Note is then subject to an Event of Default  which has not been cured  within the  applicable
cure  period,   if  any.  This  Note  has  been  issued  subject  to  investment representations  of the  original  purchaser  hereof and may be  transferred  or exchanged only in compliance with the Securities Act, and other applicable state and foreign  securities  laws.  The Holder shall deliver  written  notice to the
Company of any  proposed  transfer  of this Note.  In the event of any  proposed transfer of this Note, the Company may require,  prior to issuance of a new Note in  the  name  of  such  other  person,  that  it  receive  reasonable  transfer documentation  including  legal  opinions that the issuance of this Note in such other name does not and will not cause a violation of the Act or any  applicable state or foreign  securities laws. Prior to due presentment for transfer of this
Note,  the  Company  and any agent of the  Company may treat the person in whose name this Note is duly  registered on the Company's  records as the owner hereof for the  purpose  of  receiving  payment  as herein  provided  and for all other purposes,  whether or not this Note be overdue,  and neither the Company nor any such agent shall be affected by notice to the contrary.

            6. OPTIONAL CONVERSION.  The Holder of this Note is entitled, at its option,  to  convert  at any time and from time to time  beginning  on the Issue
Date, the Principal  Amount of this Note or any portion  thereof  (together with all unpaid interest and other amounts accrued hereon) (the "OPTIONAL  CONVERSION
AMOUNT") into a number of shares of Common Stock of the Company  (together  with the Mandatory Conversion Shares, the "CONVERSION SHARES") equal to such Optional
Conversion  Amount  DIVIDED  BY the  Optional  Conversion  Price  (an  "OPTIONAL
CONVERSION"), and the Company shall effect delivery of such shares in accordance with the  provisions  of  Section  10  below.  For  purposes  hereof,  "OPTIONAL
CONVERSION PRICE" means $1.40, subject to adjustment as provided herein.

            7. ANTI-DILUTION PROVISIONS.

            (a) Subject to the  exclusions  contained in Section 7(e) below,  if during the period  beginning  on the Issue Date and ending on the later to occur of (i) the last day of the period of fifteen (15) full calendar months following the Issue Date or (ii) the date on which this Note has been paid or converted in full (the "MFN PERIOD"), the Company sells any shares of its Common Stock or any
Convertible  Securities  (as  defined  below) at a Per Share  Selling  Price (as defined  below)  lower than the  Optional  Conversion  Price,  then the Optional
Conversion  Price  applicable to any  subsequent  conversions  shall be adjusted downward to equal such lower Per Share Selling Price.

            (b) For the purposes of this Section 7, the term "PER SHARE  SELLING
PRICE" shall include the amount actually paid by third parties for each share of
Common  Stock.  In the  event a fee in excess  of 6% is paid by the  Company  in connection with such transaction,  any such excess amount shall be deducted from the selling  price pro rata to all shares sold in the  transaction  to arrive at the Per Share Selling  Price.  "CONVERTIBLE  SECURITIES"  shall include  rights, options,  warrants or convertible  securities  under which the Company is or may become  obligated  to issue  shares of Common  Stock,  and upon the  issuance of
Convertible  Securities,  the term "PER  SHARE  SELLING  PRICE"  shall  mean the exercise or conversion price thereof (in addition to the consideration  received by the Company  upon such sale less the excess fee  amount,  if any, as provided above).  In case of any  Convertible  Security issued within the MFN Period in a

Variable Rate Transaction (as defined below), the term "PER SHARE SELLING PRICE"
shall mean the lowest  conversion or exercise price at which such securities are convertible  or  exercisable.  In the case of  Common  Stock or any  Convertible
Security  issued in an MFN  Transaction  where any  adjustment  in the number of shares of Common  Stock  issued or  issuable  pursuant  to such  transaction  or securities  occurs  during the MFN Period,  the term "PER SHARE  SELLING  PRICE"
shall mean the  effective  price at which all of the shares of Common  Stock are issued or issuable.  If shares are issued for a  consideration  other than cash, the Per Share Selling Price shall be the fair market value of such consideration as determined in good faith by independent certified public accountants mutually acceptable to the Company and the Investors. "VARIABLE RATE TRANSACTION" means a transaction  in  which  the  Company  issues  or sells  (a) any  debt or  equity securities  that are  convertible  into,  exchangeable  or  exercisable  for, or include the right to receive  additional  shares of Common Stock either (x) at a conversion,  exercise or exchange  rate or other price that is based upon and/or varies with the trading prices of or quotations for the Common Stock at any time after the  initial  issuance  of such debt or equity  securities,  or (y) with a fixed  conversion,  exercise or exchange price that is subject to being reset at some  future  date  after the  initial  issuance  of such  security  or upon the occurrence  of specified or  contingent  events,  or (b) any  securities  of the
Company issued or issuable pursuant to an "equity line" structure which provides for the  sale,  from  time to time,  of  securities  of the  Company  which  are registered for resale pursuant to the Securities Act. "MFN TRANSACTION"  means a transaction  in which the  Company  issues or sells any equity  securities  in a capital  raising  transaction  or  series  of  related  transactions  (the  "NEW
OFFERING") which grants to an investor (the "NEW INVESTOR") the right to receive additional shares or, in the case of Convertible  Securities,  a decrease in the applicable  conversion  or  exercise  price,  based upon future  equity  raising transactions  of the Company on terms more  favorable  than those granted to the
New Investor in the New Offering.

            (c) If an  adjustment of the Optional  Conversion  Price is required pursuant to paragraph (a) above,  the Company shall deliver to the Holder within three (3)  business  days of the closing of the  transaction  giving rise to the adjustment (the "DELIVERY  DATE") written  confirmation  reflecting the adjusted
Optional Conversion Price.

            (d) In case  of any  stock  split  or  reverse  stock  split,  stock dividend,  reclassification  of the Common  Stock,  recapitalization,  merger or consolidation,  or similar adjustment affecting the Common Stock of the Company, the  Optional  Conversion  Price  shall be  adjusted  in a fair,  equitable  and reasonable  manner  so as to  preserve  the  economic  benefits  of an  Optional
Conversion.

            (e) This  Section 7 shall not apply to (i) sales of shares of Common
Stock by the Company upon conversion or exercise of any  Convertible  Securities outstanding  prior to the Issue Date  pursuant to the terms of such  Convertible
Securities  in effect on the Issue Date; or (ii) sales of shares of Common Stock by the Company  pursuant to the provisions of any stock option plan in existence on the Issue Date or a subsequently  adopted and  stockholder-approved  employee option or similar plan.

            8. COMPANY REDEMPTION RIGHTS.

            (a) The Company may redeem the outstanding principal of this Note at any time as a whole or in part from time to time (a  "COMPANY  REDEMPTION"),  on such date or dates (each, a "REDEMPTION DATE") as the Company shall designate in writing to the Holder in the manner provided below (a "REDEMPTION  NOTICE"),  as long as, with respect to each Company Redemption,  each Redemption Condition (as defined  below) is  satisfied  (or waived by the Holder in its sole and absolute discretion).  The date on which the Company delivers a Redemption  Notice to the
Holder is referred to herein as the "REDEMPTION NOTICE DATE".

            (b) Each of the following shall constitute a "REDEMPTION CONDITION":
(i) the Volume  Weighted  Average  Price for the Common  Stock shall  exceed two hundred  percent  (200%) of the  Optional  Conversion  Price on each of at least twenty (20) Trading Days occurring  during the period of thirty (30) consecutive
Trading Days immediately  preceding the Redemption  Notice Date, (ii) the Common
Stock  (including  all shares of Common Stock issued or issuable under the Notes and the Warrants,  respectively)  shall be listed on the  Principal  Market (and trading in the Common  Stock shall not have been  suspended or curtailed on such market) at all times during the period beginning on the twentieth (20th) Trading
Day  immediately  preceding  the  Redemption  Notice  Date  and  ending  on  the
Redemption Date (such period being referred to herein as the "REDEMPTION  NOTICE
PERIOD"),  (iii) the  Registration  Statement  (as  defined in the  Registration
Rights Agreement) shall be effective and available to the Holders for the resale of all of the shares of Common Stock issued or issuable  under the Notes and the
Warrants,  respectively  (assuming  the Notes are  convertible  at the Mandatory
Conversion  Price in effect at such time and without regard to any limitation on such issuance),  at all times during the Redemption Notice Period, (iv) an Event of Default (as defined below),  or an event or occurrence  that, with the giving of notice or lapse of time, or both, would constitute an Event of Default, shall not  have  occurred  and be in  effect  on the  Redemption  Notice  Date  or the
Redemption Date, (v) there shall not apply, on the Redemption Notice Date or the
Redemption Date, any limitation on the issuance of Conversion  Shares or Warrant
Shares  under the Notes or the  Warrants,  as the case may be,  pursuant  to the applicable listing  requirements of the Principal Market and (vi) there shall be authorized  and reserved for issuance upon  Conversion of the Notes and exercise of the  Warrants a number of shares of Common Stock at least equal to the number of  shares of  Common  Stock  then  issuable  under the Notes and the  Warrants, respectively  (assuming the Notes are  convertible  at the Mandatory  Conversion
Price in effect  at such  time and  without  regard  to any  limitation  on such issuance).  For purposes hereof, the number of Conversion Shares issuable on any date upon  Conversion of the Notes shall be determined as though the outstanding
Principal Amount thereof,  together with all accrued interest, were converted at the Mandatory Conversion Price then in effect.

            (c) If the  Company  wishes  to  effect  a  Company  Redemption,  in addition to the satisfaction (or waiver) of the Redemption  Conditions,  it must provide a Redemption  Notice to the Holder,  which  notice shall be  irrevocable upon delivery.  Each Redemption  Notice must specify the Redemption  Date, which must be not less  than  fifteen  (15)  Trading  Days nor more than  twenty  (20)
Trading Days  following the  Redemption  Notice Date, and (B) the portion of the
Principal  Amount to be redeemed,  plus all unpaid  interest  and other  amounts accrued on this Note (the "REDEMPTION AMOUNT").  The Holder shall be entitled to convert  all or any part of the  Principal  Amount  outstanding  under this Note prior to the Company Redemption Date.

            (d) Within three (3) Trading Days after the Company  Redemption Date
(the  "REDEMPTION  CLOSING  DATE"),  the  Company  shall pay to the  Holder  the
Redemption  Amount in cash by wire transfer of  immediately  available  funds in accordance with the Holder's written wire transfer instructions.

            9. SUFFICIENT  SHARES  RESERVED.  Without limiting the effect of any provision  hereof or of the Purchase  Agreement,  the Company shall at all times prior to the  conversion  in full or  payment  in full of this  Note  reserve  a sufficient  number of shares of Common Stock to permit the Holder to convert the entire Principal  Amount of this Note at the Mandatory  Conversion Price then in effect.  The  Company  shall take all  actions  necessary  to give effect to the preceding sentence,  including, without limitation,  amending its Certificate of
Incorporation to authorize additional shares of Common Stock, if necessary.

            10. CONVERSION PROCEDURES.

            (a) The  Holder  may  effect  a  Mandatory  Conversion  or  Optional
Conversion (each, a "CONVERSION") by submitting an executed conversion notice in the form  attached  hereto as Exhibit A (a "NOTICE OF  CONVERSION").  The Holder shall not be required to physically  surrender this Note to the Company in order to effect a Conversion.  The Company  shall  maintain a record  showing,  at any given  time,  the  unpaid  Principal  Amount  of this  Note and the date of each
Conversion or other payment of principal hereof. No fraction of a share or scrip representing a fraction of a share will be issued on Conversion,  but the number of shares  issuable  shall be rounded up to the nearest whole share. A Notice of
Conversion  shall be deemed  to be given on the  Business  Day (the  "CONVERSION
DATE") on which the Holder faxes an executed Notice of Conversion to the Company prior to  11:59  p.m.,  eastern  time,  on such  Business  Day (if a  Notice  of
Conversion  is  delivered  on a day that is not a Business  Day,  or after 11:59
p.m.,  eastern time,  such delivery shall be deemed to have occurred on the next succeeding Business Day. Facsimile delivery of the Notice of Conversion shall be accepted by the Company at facsimile number (973) 890-2888,  Attn.: President or
Chief Executive Officer.  Certificates representing Common Stock upon conversion will be delivered to the Holder within five  (5)Trading Days from the Conversion
Date.  Delivery of shares upon Conversion shall be made to the address specified by the Holder in the Notice of Conversion or, if so requested by the Holder, and provided the Company's  transfer agent is then  participating  in The Depository
Trust Company ("DTC") Fast Automated  Securities  Transfer Program, by crediting such  aggregate  number of Conversion  Shares to the Holder's or its  designee's account with DTC through its Deposit Withdrawal Agent Commission system.

            (b) The Company acknowledges and agrees that a delay in the issuance of Conversion Shares beyond the five (5) Trading Day period described in Section
10(a) will result in economic loss to the Holder.  As compensation to the Holder for such loss, the Company  agrees to pay  liquidated  damages to the Holder for late issuance of Conversion  Shares in  accordance  with the following  schedule
(where  "NUMBER OF TRADING  DAYS LATE" is defined as the number of Trading  Days occurring  between  the  fifth  (5th)  Trading  Day  immediately  following  the applicable  Conversion Date and the date on which all of such Conversion  Shares are delivered to the Holder).

                                           Liquidated Damages for Each $5,000 of
Number of Trading Days Late                  Principal Amount Being Converted

             1                                             $100
             2                                             $200
             3                                             $300
             4                                             $400
             5                                             $500
             6                                             $600
             7                                             $700
             8                                             $800
             9                                             $900
            10                                           $1,000
       More than 10                         $1,000 + $200 for each Trading Day
                                              Late beyond 10 Trading Days

            The Company shall pay any payments incurred under this Section 10(b)
in immediately available funds upon demand.  Nothing herein shall limit Holder's right to pursue  injunctive  relief  and/or  actual  damages  for the  Company's failure to issue and deliver Conversion Shares to the Holder, including, without limitation,  the Holder's  actual losses incurred as a result of any "buy-in" of
Common Stock necessitated by such late delivery. Furthermore, in addition to any other  remedies  which may be  available  to the  Holder,  in the event that the
Company fails for any reason to effect delivery of Conversion Shares within five
(5)  Trading  Days from the  applicable  Conversion  Date,  the  Holder  will be entitled to revoke the relevant  Notice of  Conversion by delivering a notice to such effect to the Company,  whereupon  the Company and the Holder shall each be restored to their  respective  positions  immediately  prior to delivery of such
Notice  of  Conversion,  and in such  event  no late  payments  shall  be due in connection with such withdrawn conversion.

            (c) If at any time (i) the  Company  challenges,  disputes or denies the right of the  Holder  to effect  the  Conversion  of this Note or  otherwise dishonors or rejects any Notice of Conversion  duly delivered in accordance with this Section 10 or (ii) any holder of any of the Company's securities who is not and has never been an Affiliate (as defined in Rule 405 under the Securities Act of 1933, as amended) of the Holder obtains a judgment or any  injunctive  relief from any court or public or governmental authority that denies, enjoins, limits, modifies, delays or disputes the right of the Holder to effect the Conversion of this Note, then the Holder shall have the right,  by written notice,  to require the Company to redeem this Note  promptly  (but in no event later than the fifth
(5th)  Business Day following  delivery of such Notice) for cash at a redemption price  equal  to one  hundred  thirty  percent  (130%)  of (x)  the  outstanding
Principal  Amount hereof PLUS (y) all unpaid  interest and other amounts accrued hereon (the "HOLDER  REDEMPTION  AMOUNT").  Under any of the  circumstances  set forth above,  the Company shall be responsible  for the payment of all costs and expenses of the Holder,  including  reasonable  legal fees and expenses,  as and when incurred in disputing any such action or pursuing its rights  hereunder (in addition to any other rights of the Holder),  subject in the case of clause (ii)
above to the  Company's  right to control  and  assume  the  defense of any such action.  In the absence of an injunction  precluding the same, the Company shall issue Conversion Shares upon a properly noticed Conversion.

            (d)  The  Holder  shall  be  entitled  to  exercise  its  Conversion privileges  hereunder  notwithstanding  the  commencement  of any case under the
Bankruptcy Code. In the event the Company is a debtor under the Bankruptcy Code, the Company hereby waives to the fullest  extent  permitted any rights to relief it may  have  under 11  U.S.C.ss.  362 in  respect  of the  Holder's  Conversion privilege.

            11. NOTE IS AN UNCONDITIONAL  OBLIGATION.  No provision of this Note shall alter or impair the  obligation  of the  Company,  which is  absolute  and unconditional,  to pay the principal of, and interest on, this Note at the time, place,  and rate, and in the coin or currency or shares of Common Stock,  herein prescribed. This Note is a direct obligation of the Company.

            12. MERGER; CONSOLIDATION;  SALE OF ASSETS. If the Company merges or consolidates  with or into  another  corporation  or sells or  transfers  all or substantially  all of its assets to another person,  then as a condition of such merger, consolidation, sale or transfer, at the option of the Holder in its sole and absolute discretion,  upon written notice thereof to the Company, either (i)
the Company and any such successor, purchaser or transferee must agree that this
Note may  thereafter be converted on the terms and subject to the conditions set forth in this Note into common stock of the  successor  or surviving  entity (in which  case  appropriate  adjustment  shall be made to the  Optional  Conversion
Price) or, if  applicable,  the Holder shall be entitled to receive the kind and
amount  of  stock,   securities  or  property   receivable   upon  such  merger,
consolidation,  sale or  transfer  by a holder of the number of shares of Common
Stock into which this Note was  convertible  at the Mandatory  Conversion  Price then in  effect  (without  regard to any  limitations  on  Conversion  set forth herein) immediately before such merger, consolidation, sale or transfer, subject to such  adjustments  as may be  necessary  to preserve  the  economic  benefits conferred  by this Note on the Holder or (ii) the Company  must redeem this Note promptly  (but in no event later than the fifth  (5th)  Business  Day  following delivery of such  notice) for cash in an amount  equal to the Holder  Redemption
Amount.

            In the  event  of any  proposed  merger,  consolidation  or  sale or transfer  of all or  substantially  all of the assets of the  Company or similar transaction,  the Company must give the Holder  written  notice thereof at least ten (10) Trading Days prior to the  consummation  of such  transaction,  and the
Holder  shall have the right to convert  any or all of this Note  pursuant to an
Optional  Conversion by delivering a Notice of Conversion to the Company  within ten (10) days of receipt of such notice;  PROVIDED,  HOWEVER, that if the Holder is obligated to effect a Mandatory  Conversion during such period of ten Trading
Days, it shall have the right to do so.

            13. GOVERNING LAW; JURISDICTION.  This Note shall be governed by and construed in  accordance  with the laws of the State of New York  applicable  to contracts  made and to be  performed  entirely  within such  state.  Each of the parties  consents  to the  non-exclusive  jurisdiction  of the state and federal courts located in the City of New York,  borough of Manhattan in connection with any dispute  arising under this Note and hereby  waives,  to the maximum  extent permitted by law, any  objection,  including  any  objection  based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions.

            14. DEFAULT.  Any one of the following shall constitute an "EVENT OF
DEFAULT":

            (a) The Company  shall fail to make any payment  required to be made in cash under this Note or any other Note held by an Investor (as defined in the
Purchase Agreement), whether upon redemption, with respect to a Payment Date, or otherwise,  and such default  shall  continue for a period of five (5) days from the due date therefore; or

            (b) Any of the  representations  or  warranties  made by the Company herein or in any other Transaction Document, or in any agreement, certificate or financial or other written statements  heretofore or hereafter  furnished by the
Company in connection with the execution and delivery of this Note, the Purchase
Agreement or any other Transaction  Document shall be false or misleading at the time made and which deficiency has had or could reasonably be expected to have a material adverse effect on the Holder or its investment in the Company; or

            (c) The Company fails to issue and deliver or cause to be issued and delivered  to the  Holder,  on or  before  the date on which  such  delivery  is required to be made  hereunder,  Conversion  Shares  issuable  upon a Conversion effected  in  accordance  with the terms of this Note,  free of any  restrictive legend  if  required  or  permitted  by the  terms of this  Note,  the  Purchase
Agreement  or the  Registration  Rights  Agreement  and such  legend  removal is otherwise  lawful,  and any such failure  shall  continue  uncured for three (3)
days; or

            (d) The Company  shall fail to perform or observe,  in any  material respect, any other covenant, term, provision, condition, agreement or obligation of the Company under this Note, any other Transaction Document or any other Note held by an Investor and such failure shall continue  uncured for a period of ten
(10) days after  written  notice of such failure is delivered to the Company (it
being   understood   that  if  the  Company   cannot  achieve  or  maintain  the
effectiveness  of the  Registration  Statement  but  continues  to use its  best efforts to achieve such  effectiveness and otherwise  complies with the terms of
the  Registration   Rights  Agreement,   its  failure  to  achieve  or  maintain
effectiveness  of the  Registration  Statement  shall not be deemed a breach for purposes of this  subsection (d), so long as the Company makes timely payment of the liquidated damages provided for in the Registration Rights Agreement); or

            (e) The Company  shall (1) admit in writing its inability to pay its debts  generally  as they  mature;  (2) make an  assignment  for the  benefit of creditors  or  commence  proceedings  for its  dissolution;  or (3) apply for or consent to the appointment of a trustee, liquidator or receiver for its or for a substantial part of its property or business; or

            (f) A trustee,  liquidator  or receiver  shall be appointed  for the
Company or for a  substantial  part of its  property  or  business  without  its consent  and  shall  not  be  discharged  within  sixty  (60)  days  after  such appointment; or

            (g) Any governmental  agency or any court of competent  jurisdiction at the instance of any  governmental  agency shall assume  custody or control of the whole or any substantial  portion of the properties or assets of the Company and shall not be dismissed within sixty (60) days thereafter; or

                                       10

            (h) Any money  judgment,  writ or warrant of attachment,  or similar process in excess of Two Hundred and Fifty  Thousand  ($250,000)  Dollars in the
aggregate shall be entered or filed against the Company or any of its properties or other assets and shall remain unpaid,  unvacated,  unbonded or unstayed for a period of sixty (60) days or in any event  later than five (5) days prior to the date of any proposed sale thereunder; or

            (i)   Bankruptcy,   reorganization,    insolvency   or   liquidation
proceedings or other  proceedings for relief under any bankruptcy law or any law for the relief of debtors  shall be instituted by or against the Company and, if instituted  against the Company,  shall not be dismissed  within sixty (60) days after such  institution or the Company shall by any action or answer approve of, consent  to,  or  acquiesce  in any  such  proceedings  or  admit  the  material allegations of, or default in answering a petition filed in any such proceeding;
or

            (j)  The  IBM  Lender,  or its  assigns,  or  any  holder  of  other indebtedness  of the  Company  for  borrowed  money  (including  IBM Debt) shall
declare  an  event  of  default  pursuant  to  the  documents   evidencing  such
indebtedness, or such other lender takes any other action to collect any part of such debt other than  regularly  scheduled  payments of principal or interest or noncompliance  by the Company with any of its loan  covenants that continues for more  than 90 days  following  the end of each  year and for  more  than 45 days following each quarter,  in each case with respect to noncompliance  revealed by the financials disclosed at such period ends; or

            (k) The  Company's  Common Stock shall be suspended or delisted from trading on The Nasdaq  SmallCap Market for a period in excess of two (2) Trading
Days;

then, or at any time  thereafter,  and in each and every such case,  unless such
Event of Default  shall have been waived in writing by the Holder  (which waiver shall not be deemed to be a waiver of any  subsequent  default) at the option of the Holder and in the  Holder's  sole and  absolute  discretion,  the Holder may consider this Note  immediately due and payable,  without  presentment,  demand, protest  or notice  of any  kind,  all of which  are  hereby  expressly  waived, anything  herein or in any note or other  instruments  contained to the contrary notwithstanding,  and the  Holder  may  immediately  enforce  any and all of the
Holder's  rights and  remedies  provided  herein or any other rights or remedies afforded by law;  provided,  that any payment of this Note in connection with an
Event of Default shall, at the option of the Holder, be made at the Market Price of the Common  Stock on the date this Note  becomes due and payable  pursuant to this provision multiplied by the number of shares of Common Stock which would be issued at the Mandatory Conversion Price in effect on the date this Note becomes due and payable pursuant to this provision (without regard to any limitations on such  Conversion).  Such payment  shall be made within three (3) Trading Days of such  demand,  and if not paid within  such  period,  the Company  shall pay the
Holder liquidated  damages of 3% per month of such amount until paid,  pro-rated for any partial months.

            15. NO RIGHTS AS STOCKHOLDER.  Nothing  contained in this Note shall be  construed  as  conferring  upon the  Holder  the right to vote or to receive dividends  or to consent or receive  notice as a  stockholder  in respect of any meeting  of  stockholders  or any  rights  whatsoever  as a  stockholder  of the
Company, unless and to the extent converted in accordance with the terms hereof.

                                       11

            16.  ADDITIONAL  RESTRICTIONS.  In no  event  shall  any  holder  be entitled to receive  shares of Common Stock upon a Conversion  of this Note,  in excess of that number of shares of Common Stock that, upon giving effect to such
Conversion,  would  cause  the  aggregate  number  of  shares  of  Common  Stock beneficially  owned by the holder and its  "affiliates"  (as defined in Rule 405 under the  Securities  Act) to  exceed  4.99% of the  outstanding  shares of the
Common Stock of the Company immediately following such Conversion.  For purposes of this Section 16, the aggregate number of shares of Common Stock  beneficially owned by the Holder and its  affiliates  shall  include  the number of shares of
Common Stock issuable upon conversion of this Note and the Warrant  purchased or held by the Holder,  but shall exclude the number of shares of Common Stock that would be issuable upon (i) Conversion of any remaining,  unconverted  portion of this Note and (ii)  exercise or  conversion of the  unexercised  or  unconverted portion of any other Securities (including,  without limitation, any warrants or convertible  preferred  stock) subject to a limitation on conversion or exercise analogous to the limitation  contained herein  beneficially  owned by the Holder and its affiliates.  Except as set forth in the preceding sentence, for purposes of this Section 16, beneficial  ownership shall be calculated in accordance with
Section 13(d) of the Securities  Exchange Act of 1934, as amended.  For purposes of this Section 16, in determining  the number of  outstanding  shares of Common
Stock a Holder may rely on the number of  outstanding  shares of Common Stock as reflected in (1) the  Company's  most recent Form 10-Q or Form 10-K, as the case may be, (2) a more recent  public  announcement  by the Company or (3) any other notice by the Company or its transfer  agent  setting forth the number of shares of Common  Stock  outstanding.  For any reason at any time,  upon the written or oral request of any Holder, the Company shall immediately  confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding.  In any case, the number of  outstanding  shares of Common Stock shall be determined after giving effect to  Conversions of portions of this Note by the Holder since the date as of which  such  number of  outstanding  shares  of Common  Stock was reported.  To the  extent  that the  limitation  contained  in this  Section  16 applies,  the  submission  of a Notice of  Conversion  shall be deemed to be the
Holder's  representation  that the Note is convertible,  in each case subject to such aggregate percentage  limitation,  and the Company shall have no obligation to verify or confirm  the  accuracy  of such  determination.  Nothing  contained herein shall be deemed to restrict (i) the right of a Holder to convert the Note at such time as such  conversion will not violate the provisions of this Section
16 or (ii) the right of the Company to require a Company Redemption  pursuant to
Section 8 above.  The Holder may waive the  provisions  of this Section 16 as to itself (and solely as to itself) by  delivering  written  notice  thereof to the
Company upon or following a change of control of the Company, and the provisions of this  Section 16 shall  continue to apply until such date as may be specified in such notice of waiver.

                                       12

            IN WITNESS WHEREOF, the Company has caused this Subordinated Secured
Convertible Note to be executed by its officer thereunto duly authorized.

Dated:   July 3, 2003

                                     DATATEC SYSTEMS, INC.

                                     By:____________________________________
                                     Name:__________________________________
                                     Title:___________________________________

                                       13

                                    EXHIBIT A

                      SUBORDINATED SECURED CONVERTIBLE NOTE

                              NOTICE OF CONVERSION

     (To be Executed by the Registered Holder in order to Convert the Note)

            The undersigned hereby irrevocably elects to convert $ __________ of the  principal  amount of the above Note into Shares of Common  Stock of DATATEC
SYSTEMS,  INC.  according  to the terms  hereof and of the Note,  as of the date written below.

Date of Conversion ____________________________________________________________

Specify (check one)  Mandatory Conversion ___         Optional Conversion ___

Applicable Conversion Price  ___________________________________________________

Accrued Interest (and other accrued amounts) ___________________________________

Number of Shares to be Issued  _________________________________________________

Name of Holder _________________________________________________________________

Authorized Signatory ___________________________________________________________

Address for Delivery of Shares or DTC
Account Number for Electronic Delivery of Shares: ______________________________

________________________________________________________________________________

________________________________________________________________________________

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